UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2008

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Hexion Specialty Chemicals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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New Jersey
(State or Other Jurisdiction of Incorporation)

1-71 (Commission File Number)	13-0511250 (I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio (Address of Principal Executive Offices)	43215-3799 (Zip Code)

     614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

     On October 29, 2008, Hexion Specialty Chemicals, Inc. (“Hexion”) issued a press release announcing that it commenced an action today in the Supreme Court of the State of New York against affiliates of Credit Suisse and Deutsche Bank (New York County Index No. 114552/08).  Hexion alleges in the suit that the banks breached their obligations under the financing commitment letter to fund the closing of the Hexion-Huntsman merger, and seeks specific performance of the banks’ obligations on an expedited basis.

     A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1 Press release issued October 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: October 29, 2008

By: /s/ Mary Ann Jorgenson
Name: Mary Ann Jorgenson
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued October 29, 2008.